Exhibit 99.1

Impax Laboratories, Inc. (IPXL.PK) "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this presentation contain information that is not historical, these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on management's current expectations and are subject to a number of known and unknown risks and uncertainties that could cause Impax's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, possible adverse effects resulting from the delisting of and suspension of trading in Impax's stock, the SEC proceeding to determine whether to suspend or revoke the registration of Impax's securities under section 12 of the Securities Exchange Act, Impax's delay in filing its periodic reports subsequent to its Form 10-Q for the third quarter of 2004, the time that will be required to complete the filing of Impax's delinquent periodic reports, Impax's ability to obtain sufficient capital to fund its operations, the difficulty of predicting FDA filings and approvals, consumer acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, Impax's ability to successfully develop and commercialize pharmaceutical products, Impax's reliance on key strategic alliances, the uncertainty of patent litigation, the availability of raw materials, the regulatory environment, dependence on patent and other protection for innovative products, exposure to product liability claims, fluctuations in operating results and other risks detailed from time to time in Impax's filings with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and Impax undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise. Note: All product sales data included herein are derived from data published by Wolters Kluwer Health for the 12 months ending January 31, 2008, except for the veterinary product Carprofen, which are derived from data published by Market Dynamics for the 12 months ending December 31, 2004. Trademarks referenced herein are the property of their respective owners. (c)2008 Impax Laboratories, Inc.

10-K Filing Timeline 2004 - 2007 Audits 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q -------------2005------------- ------------------2006------------------ --------------------2007---------------------2008------

Overview Technology-based specialty pharmaceutical company More than 140 R & D experts focused on formulating products that do not infringe existing patents Generic - Concentration on First-to-File, First-to-Market opportunities Brand - 505 (b)(2) NDA Candidates focused on CNS Significant commercial product portfolio and pipeline

Technology and Drug Delivery Capabilities Patented techniques and know-how Patents issued: United States - 7; Foreign - 11 Pending applications: United States - 9; Foreign - 28 Substantial development experience - 114 products approved, pending or under development targeting over $30 billion in US product sales Generic - 43 approved ANDAs, 22 pending at the FDA and 49 under development Brand - 1 NDA pending, 1 in clinical evaluation and 2 in development

Technological Edge Technological Edge

R & D Highlights for 2007 Received 6 FDA approvals Final approvals for generic versions of: CORZIDE(r) 40/5mg, 80/5mg DITROPAN XL(r) 5,10mg XANAX(r) XR 0.5, 1, 2, 3mg LOPID(r) 600mg PERSANTINE(r) 25, 50, 75mg BACLOFEN 10, 20mg

R & D Highlights for 2008 Received 2 FDA approvals Final approvals for generic versions of: MYSOLINE(r) 50, 250mg PHENERGAN(r) 12.5, 25mg

Commercial Highlights for 2007 Launched 5 new products Generic versions of: COLESTID(r) Tablets 1g URECHOLINE(r) 5, 10, 25, 50mg DITROPAN XL(r) 5, 10mg CORZIDE(r) 40/5mg, 80/5mg PERSANTINE(r) 25, 50, 75mg

Commercial Highlights for 2008 Launched 2 new products Generic versions of: MYSOLINE(r) 50mg, 250mg PHENERGAN(r) 12.5mg, 25mg

Research and Development Strategy

Formulation Expertise Applied Technology Candidates Generic Products First-to-File First-to-Market Limited Competition Products Branded Products CNS Products

Technology State-of-the art formulation techniques Diverse oral-solid formulation capabilities Targeting products with limited competition Controlled release projects where our substantial experience allows us to formulate around existing patents Specialty formulation projects where we focus on difficult- to-formulate, difficult-to-manufacture product opportunities Brand products improving on marketed products Focused on CNS

Outsourced Product Development Complements (and leverages) internal programs Directed programs 4 offshore companies 13 projects outsourced 6 already submitted and 2 approved

Substantial and Growing Manufacturing Capacity Hayward operations 1.2 billion unit annual capacity Taiwan plant underway Initial phase - 50% increase Fully approved and operational early 2010

Taiwan Construction $25 million capital budget All production for export to the US Will be one of only a few FDA approved dosage form plants in Asia

Generic Target Market Immediate Release Immediate Release Controlled Release Controlled Release Total Total # Market # Market # Market Pending at FDA 9 $636 13 $10,048 22 $10,684 Under Development 15 $3,635 34 $14,101 49 $17,736 Total 24 $4,271 47 $24,149 71 $28,420 Market - US Market size in millions of US$ Market - US Market size in millions of US$ Market - US Market size in millions of US$ Market - US Market size in millions of US$

Generic Target Market

Paragraph-IV Generic Products 26 Filings Impax Project Generic of* Est. Filing Order** Initial Filing Omeprazole 10,20,40mg DR PRILOSEC(r) (AZN) 5th of 10 total 4Q99 Bupropion 100,150mg ER WELLBUTRIN(r) SR (GSK) 3rd of 5 total 2Q00 Bupropion 150mg ER ZYBAN(r) (GSK) 2nd of 4 total 2Q00 Fenofibrate 67,134,200mg LOFIBRA(r) (Gate/Teva) 2nd of 2 total 2Q00 Loratadine & PSE 10/240mg ER CLARITIN-D(r) 24 hr (SGP) 2nd of 3 total 3Q00 Loratadine 10mg ODT CLARITIN(r) Reditab (SGP) 3rd of 3 total 4Q00 Loratadine & PSE 5/120mg ER CLARITIN-D(r) 12 hr (SGP) 1st of 2 total 4Q00 Metformin 500mg ER GLUCOPHAGE XR(r) (BMS) 2nd of 15 total 3Q011 Fexofenadine & PSE 60/120mg ER ALLEGRA-D(r) (AVE) 2nd of 5 total 4Q01 Oxycodone 80mg ER OXYCONTIN(r) (PUR) 3rd of 6 total 4Q01 Oxycodone 10,20&40mg ER OXYCONTIN(r) (PUR) 3rd of 6 total 2Q02 Fenofibrate 54,160mg TRICOR(r) Tablet (ABT) 2nd of 4 total 3Q02 Methylphenidate 18,27,36&54mg ER CONCERTA(r) (Alza/JNJ) 1st of 2 total 4Q022 * Trademarks referenced are the property of their respective owners. **Estimation based on publicly available data. 1 Paragraph IV cert. & notice filed 4Q02. Products in Teal are marketed. White background means TA/FA received

Paragraph-IV Generic Products Impax Project Generic of* Est. Filing Order** Initial Filing Carbidopa/Levodopa ER SINEMET(r) CR (BMS) 2nd of 4 total 4Q02 Carprofen 25,75 &100mg (Vet) RIMADYL(r) (Pfizer) 1st of 2 total 4Q02 Bupropion 200mg ER WELLBUTRIN(r) SR (GSK) 1st of 2 total 1Q03 Oxybutynin 5,10,15mg ER DITROPAN XL(r) (Alza/JNJ) 2nd of 2 total3 2Q03 Amphetamine 5,10,15,20,25&30mg ER ADDERALL XR(r) (Shire) 2nd of 5 total 3Q03 Metformin 750mg ER GLUCOPHAGE XR(r) (BMS) 5th of 10 total 4Q03 Bupropion 150&300mg ER WELLBUTRIN XL(r) (GSK) 3rd of 4 total 4Q04 Colestipol 1gm COLESTID(r) Tablet (Pfizer) 1st 4Q042 Venlafaxine 37.5,75&150mg ER EFFEXOR XR(r) (Wyeth) 2nd of 6 total 4Q05 Undisclosed Undisclosed Undisclosed 3Q06 Divalproex 250,500mg ER DEPAKOTE(r) ER (ABT) 8th of 8 total 1Q07 Oxymorphone 5,10,20,40mg SR OPANA(r) ER (Endo/Penwest) 1st of 2 total 4Q074 Tolterodine Tartrate Cap 4mg ER DETROL(r) LA 2nd of 2 total 4Q07 * Trademarks referenced are the property of their respective owners. **Estimation based on publicly available data. 2 Paragraph IV certification and notice filed 3Q05. 3 First to file on 15 mg strength. 4 May be entitled to an earlier date.

Paragraph-IV Litigation Status Project Litigation Status Omeprazole 10, 20 & 40mg DR May 2007 trial court decision that Impax product infringes; patent not invalid. On appeal to the CAFC. Fexofenadine & PSE ER No trial date scheduled. Venlafaxine 37.5, 75, 150mg ER Trial scheduled April 2008. Divalproex 250,500mg ER Discovery stage. Oxymorphone 5,10,20,40mg SR Suit filed November 2007. Tolterodine Tartrate Cap 4mg ER Suit filed March 2008.

Commercial Strategy Competitive advantages - How we are different Broad-based Approach Multiple commercial outlets in uniquely diverse categories Customer focus Product selection - provide customers with generics that are somewhat unique Equally responsive to near-term customer needs and long-term customer partnerships Inventories maintained to meet customer demand

Commercial Strategy Primary Commercial Outlets: Global Pharmaceuticals Division (Generic) Highly experienced generic field sales organization currently supplying ALL major U.S. generic purchasers Fully integrated internal customer service organization; including electronic commerce (EDI, electronic chargeback processing, etc.) with all major U.S. trading partners. Impax Pharmaceuticals Division (Brand) Fully functioning CNS sales organization (6 regional managers; 66 medical sales representatives and internal marketing support organization) actively calling on High Prescribing Neurologists nationwide.

Commercial Strategy -Strategic Alliances- Supplemental Commercial Outlets: TEVA - 12 products, 9 launched (only 22% of all 41 marketed products) DAVA - Oxycodone (OXYCONTIN(r)) 2nd Marketing period concluded Opportunistic Only if and when valuable

Generic Sales Capability

Brand Projects

Brand Projects Improved versions of marketed products Same R & D platform Clinical development Focused on CNS Smaller, more concentrated addressable market

VADOVA(tm) Value proposition Potentially higher patient compliance through reduced pill burden Received non-approvable letter January 2008 Nomenclature issues with the established name Evaluating options

Branded Products Pipeline IPX056 Under clinical evaluation Clinical study targeted completion 2008 Data analysis and NDA submission target 2009 IPX066 and IPX111 clinical evaluations in 2008/2009

Brand Marketing and Sales 66 Reps calling on targeted neurologists with CARBATROL(r) (Shire) $39 million funding through 6/2009 Relationships that will facilitate marketing future internal brand products with Impax

Significant Filing Milestones *Includes amendments to two previously filed applications-not included in 2005 applications filed Filing Goal 2008: 8-10 with focus on controlled-release products 2000/ 2002 2003 2004 2005 2006 2007 2008 (YTD) Applications Filed 24 8 6 10 6 7 PPG IV filings 14 4 1 3* 1 3 IND filings 2 1 NDA filings 1 Approvals (Total) 11 9 11 6 6 6 2 Tentative approval 2 2 1 1 1

Applications Filed and Approved or Pending Approved2 Approved2 Approved2 Approved2 Approved2 Approved2 Filed 2004 2005 2006 2007 2008 Pending Applications Filed1 2003 6 1 3 1 1 Applications Filed1 2004 5 1 4 Note3 Applications Filed1 2005 9 1 3 2 3 Applications Filed1 2006 6 2 4 Applications Filed1 2007 7 7 Note 1: Includes only final approvals and only the first ANDA of multiple submissions. 2: Includes only first approved strength if more than one strength in ANDA unless otherwise noted. 3: Wellbutrin XL 150mg still pending. Same ANDA as the 300mg XL ANDA.

Financials Financials

Strong Management Team Larry Hsu, Ph.D., President & CEO 30 years of experience, Abbott Laboratories, co-founded Impax David Doll, EVP Commercial Operations 20+ years of experience, Merck and Teva Arthur A. Koch, Jr., SVP, CFO 30 years of experience, Strategic Diagnostics, IBAH Inc., KPMG LLC Charles V. Hildenbrand, SVP, Operations 25 years of experience, PF Laboratories, Lederle Laboratories/Wyeth

Highlights Broad-based drug delivery technology Strong product portfolio "Renewable" Strong management team Brand products offer long-term growth driver